Exhibit 32.2
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF SARBANES-OXLEY ACT
I, Todd B. Fortier, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of PDG Environmental, Inc. on Form 10-K/A for the fiscal year ended January 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of PDG Environmental, Inc..

By:	/s/ Todd B. Fortier

Todd B. Fortier Chief Financial Officer
Dated: January 16, 2007